(ICON)

Prudential
Global
Growth Fund
---------------------------
(Formerly, Prudential World
Fund, Inc.--Global Series)

ANNUAL
REPORT
Oct. 31, 1999

(LOGO)

A Message from the Fund's President                           December 21, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
Prudential Global Growth Fund (formerly, Prudential World Fund--Global Series) Class A shares rose 36.83% over the 12-month reporting period ended October 31, 1999. The Fund was able to significantly outpace the 28.07% return for the Lipper Global Funds Average.

World growth opportunities
During our reporting period, the U.S. economy continued to show stronger-than-expected growth, while global economies continued their recovery. Investors felt increasingly comfortable that the world was a safe place once again to invest their money. Around the world, stock markets bounced back significantly from their steep declines of 1998. In addition, worldwide growth in manufacturing, relaxed trade barriers, and the economic emergence of less-developed countries have contributed to strong stock market growth overseas. Prudential Global Growth Fund was able to participate in this resurgence of worldwide growth, aided by our global focus on telecommunications and technology stocks, as well as the strong performance of our U.S., U.K., and Japanese holdings. Stocks in the United States, United Kingdom, and Japan account for about 66% of the portfolio's holdings.

In closing, you may have noticed that I referred to the Fund as Prudential Global Growth Fund. The Board of Directors believes that this new title will better reflect the Fund's investment goals.

In the following pages, our fund managers explain why Prudential Global Growth Fund performed well and why it is an important part of an investor's portfolio. Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential World Fund, Inc.

Performance Review
-------------------------------------------------------------------------------

(PHOTO)  (PHOTO)  (PHOTO)
Dan J. Duane, Ingrid Holm, and Michelle Picker--Fund Managers

Investment Goals and Style
Prudential Global Growth Fund invests in U.S. and foreign stocks. We study cultural, social, and demographic forces looking for growth industries. We try to buy strong companies in these industries when their earnings growth potential has not been fully priced by local stock markets. Because it invests globally, the Fund is subject to the special risks associated with foreign investments, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Our strong performance
The Fund's strong performance comes from good stock selection across most industries, although our emphasis on technology and our avoidance of consumer goods helped. Growth stocks outperformed value stocks during most of our reporting year, despite investor worries about higher interest rates. This is unusual. The markets seem to think that superior earnings growth prospects for higher multiple growth stocks next year will outweigh the damage higher rates will do to their price/earnings ratios. We agree. But we also expect periodic bouts of worry over this issue while the U.S. economy remains so strong.

The world recovers
During our 12-month reporting period ended October 31, 1999, economies around the world, such as Japan, and emerging economies in Asia and Latin America began and continued their economic recovery from last year's financial crisis. Economic growth in the United States also continued to be stronger than expected. Coupled with relatively low inflation, this widespread economic growth led investors to shift their money into large-capitalization, growth-oriented stocks. Investors did, at one point during our reporting period, invest in the basic materials sector. As it turned out, large-cap growth stocks, specifically technology-related stocks, led performance for many stock markets around the world. Since the portfolio for Prudential Global Growth Fund had significant exposure to these stocks, our performance benefited greatly.

Technology and telecommunications stocks drove performance
Our technology holdings in the United States did very well during the reporting period, specifically telecommunications and software. Telecommunications suppliers, such as semiconductor stocks, also bolstered performance of the Fund. PMC-Sierra and Texas Instruments, two electronic components companies that are among the Fund's top holdings, posted solid returns, particularly PMC-Sierra, which was a main contributor to Fund performance. Internet companies such as Oracle Corporation, and outsourcing companies such as SCI Systems and Selectron Corporation, drove Fund performance as well.

Over the last six months, we have witnessed an increasing trend toward business-to-business commerce over the Internet rather than the popular business-to-customer commerce that currently exists.

-------------------------------------------------------------------------------
Companies participating in these ventures, such as Oracle Corporation, have created increased interest in the Internet and have helped the Fund's computer-related holdings. Oracle is currently benefiting from this trend, and stands to benefit in the future as this form of e-commerce grows.

Japan is in favor again
In Japan, we shifted our strategy from an underweight position, as compared to our benchmark, to an overweight position. This strategy helped as Japan's economy continued to recover and its stock market grew at a healthy pace during the fiscal year. Our wireless holdings, specifically those that run wireless Internet connections, performed very well. NTT Mobile Communications, one of the Fund's top holdings, registered healthy performance since the Japanese wireless telephone business prospered. Further-more, we feel the Internet explosion that has recently occurred in the United States is poised to take place in companies abroad, which is one of the reasons why we increased our holdings in Japan overall, particularly computer- and Internet-related stocks. We have added to our Japanese exposure with profits taken on large-cap stock holdings from continental Europe.

Performance at a Glance

Cumulative Total Returns1                       As of 10/31/99

                           One           Five         Ten       Since
                           Year          Years       Years    Inception2
Class A                   36.83%         93.15%       N/A       183.21%
Class B                   36.00          86.73      169.10%     639.07
Class C                   35.94          86.43        N/A        93.07
Class Z                   37.25           N/A         N/A        77.15
Lipper Global Fund Avg3   28.07          96.23      186.42        ***

Average Annual Total Returns1                   As of 9/30/99

                           One           Five         Ten       Since
                           Year          Years       Years    Inception2
Class A                   30.89%        12.48%        N/A       10.21%
Class B                   31.95         12.75        9.48%      13.54
Class C                   34.50         12.62         N/A       12.32
Class Z                   38.16          N/A          N/A       15.72

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 5/15/84; Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Fund category. The Lipper average is unmanaged. Global funds invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. securities as well.

*** Lipper Since Inception returns are 181.21% for Class A, 755.19% for Class B, 102.38% for Class C, and 69.19% for Class Z, based on all funds in each share class.
                                  1

Review Cont'd.
-------------------------------------------------------------------------------
The United Kingdom helped as well
Our telecommunications holdings in the United Kingdom also provided strong performance for the Fund. In addition to our telecommunications stocks, some of our capital goods holdings, such as engineering companies GKN and Invensys, contributed positively to our performance. Outsourcing companies such as Hays, nd wireless companies such as the Vodafone Group, performed well.

Non-U.S. markets did better
The U.S. stock market did better for the first part of our reporting period; however, non-U.S. stock markets took over and outperformed U.S. stock markets during the latter part of the period. Investors began to decipher the demand for technology, software, computer, and telecommunications stocks and understood that better demand for these services and goods was coming from foreign companies rather than from companies in the United States. Furthermore, monetary policy is currently more favorable for markets abroad, and will likely remain so for a considerable time. Most foreign banks are trying to stimulate economic performance--not slow it down--as is the case in the Unites States. This means the outlook for earnings growth is better overseas. Also, we think foreign stocks represent relatively good value, compared with their U.S.-based counterparts. The Fund's portfolio had over 60% of its exposure in non-U.S. companies during the reporting period, and it paid off.

Looking Ahead
A different look
We think the year 2000 will be a surprisingly strong year for corporate earnings. We expect the best advances next year to come from abroad. Smaller Asian economies are past their low points; Japan is showing surprising resilience, given its structural problems; and central Europe is showing a return to healthy growth. Therefore, we are satisfied with our current positioning, which features U.S. electronics companies, early business-cycle companies in Europe, and an overweighting in restructuring Japan.

We will continue to maintain our exposure to Internet- and technology-related stocks in Europe and Japan, since we feel that companies in those countries are going through the same restructuring that was seen over the past decade in the United States. We feel that the Fund can benefit through our stock selection. We hope to add companies to the Fund's portfolio that are restructuring and can be bought at relatively attractive levels.

Five Largest Holdings
Expressed as a percentage of net assets as of 10/31/99

PMC-Sierra, Inc.              3.1%
Electronic Components

Time Warner, Inc.             2.7
Broadcasting & Publishing

Solectron Corp.               2.6
Electronic Components

Texas Instruments, Inc.       2.5
Electronic Components

NTT Mobile Communications     2.5
Telecommunications

Geographic Concentration
Expressed as a percentage of net assets as of 10/31/99

United States                39.5%
Continental Europe           22.6
Japan                        15.5
United Kingdom               11.1
Pacific Basin (excl. Japan)   6.3
Cash & Equivalents            5.0

Portfolio of Investments as of                    PRUDENTIAL WORLD FUND, INC.
October 31, 1999                                  PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.0%
COMMON STOCKS--94.4%
------------------------------------------------------------
Australia--5.7%
 307,600    Brambles Industries Ltd.              $   8,655,931
 937,550    Broken Hill Proprietary Co., Ltd.         9,695,851
 575,000    Commonwealth Bank of Australia            9,429,526
4,089,200   Qantas Airways Ltd.                      13,020,504
                                                  -------------
                                                     40,801,812
------------------------------------------------------------
Finland--2.1%
 132,190    Nokia Oyj (AB)                           15,165,337
------------------------------------------------------------
France--6.7%
  26,100    Carrefour SA                              4,843,261
      12    Elf Aquitaine SA                              1,771
   2,900    Havas Advertising SA(a)                     814,854
  69,132    Lafarge SA                                6,669,371
  42,315    Legrand SA                               10,149,868
   3,200    Publicis SA(a)                              810,415
  47,775    Suez Lyonnaise des Eaux SA                7,732,033
 121,524    Total Fina SA, Ser. B                    16,464,549
                                                  -------------
                                                     47,486,122
------------------------------------------------------------
Germany--1.6%
  71,362    Mannesmann AG                            11,248,454
------------------------------------------------------------
Ireland--0.9%
 395,180    Bank of Ireland                           3,091,602
 818,300    Eircom PLC(a)                             3,407,958
                                                  -------------
                                                      6,499,560
------------------------------------------------------------
Italy--1.6%
2,486,285   UniCredito Italiano SpA                  11,665,291
------------------------------------------------------------
Japan--15.5%
 912,000    Fuji Bank Ltd.                           12,518,934
 575,000    Fujitsu Ltd.                             17,331,413
 194,000    Honda Motor Co., Ltd.                 $   8,193,904
     911    Nippon Telegraph & Telephone Corp.       13,991,840
     702    NTT Data Corp.                           11,118,790
     672    NTT Mobile Communications                17,868,394
 589,000    Olympus Optical Co., Ltd.                 7,972,066
  35,000    Softbank Corp.                           14,547,636
  52,000    Takefuji Corp.                            6,738,661
                                                  -------------
                                                    110,281,638
------------------------------------------------------------
Netherlands--2.7%
 183,750    ING Groep N.V.                           10,864,756
 279,200    Vendex KBB N.V.                           8,168,890
                                                  -------------
                                                     19,033,646
------------------------------------------------------------
Spain--3.0%
1,016,062   Banco Santander Central Hispano SA       10,573,579
 651,570    Telefonica SA                            10,744,407
                                                  -------------
                                                     21,317,986
------------------------------------------------------------
Sweden--4.0%
 559,860    Hennes & Mauritz AB,
               Ser. B                                14,918,585
 878,100    Nordbanken Holding AB                     5,092,034
 241,000    Skanska AB, Ser. B                        8,846,679
                                                  -------------
                                                     28,857,298
------------------------------------------------------------
United Kingdom--11.1%
 394,200    Alliance & Leicester PLC                  5,741,500
 746,586    Bank of Scotland                          9,339,842
 897,000    Canary Wharf Group PLC(a)                 4,755,511
 620,760    GKN PLC                                   9,990,368
 342,000    Glaxo Wellcome PLC                       10,097,352
1,201,830   Hays PLC                                 13,671,752
1,721,160   Invensys PLC                              8,474,091
3,594,825   Vodafone AirTouch PLC                    16,753,512
                                                  -------------
                                                     78,823,928

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of                    PRUDENTIAL WORLD FUND, INC.
October 31, 1999                                  PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
------------------------------------------------------------
United States--39.5%
  64,000    Alcoa, Inc.                           $   3,888,000
 127,900    AT&T Corp.                                5,979,325
 246,300    Atmel Corp.(a)                            9,513,337
  80,400    Chartered Semiconductor
               Manufacturing (ADR)(a)                 2,668,275
  39,400    Circuit City Stores, Inc.                 1,681,887
 233,400    Citigroup, Inc.                          12,632,775
  92,400    DII Group, Inc.(a)                        3,326,400
 219,200    Electronic Arts, Inc.(a)                 17,714,100
 319,300    Fox Entertainment Group, Inc.,
               Class A(a)                             6,904,863
 148,100    LSI Logic Corp.(a)                        7,877,069
 151,200    MCI WorldCom, Inc.(a)                    12,974,850
 197,800    Mead Corp.                                7,120,800
  59,900    MediaOne Group, Inc.(a)                   4,256,644
 156,100    Microsoft Corp.(a)                       14,449,006
  78,000    Omnicom Group, Inc.                       6,864,000
 321,500    Oracle Corp.(a)                          15,291,344
 230,800    PMC-Sierra, Inc.(a)                      21,752,900
  25,000    Quest Software, Inc.(a)                   1,843,750
  33,200    Red Hat, Inc.(a)                          2,942,350
 171,100    Safeway, Inc.(a)                          6,041,969
 143,400    SCI Systems, Inc.(a)                      7,080,375
 222,700    Seagate Technology, Inc.(a)               6,555,731
 246,200    Solectron Corp.(a)                       18,526,550
  18,500    Sony Corp. (ADR)                          2,955,375
  89,000    Telefonos de Mexico SA, Class L
               (ADR)                                  7,609,500
 199,200    Texas Instruments, Inc.                  17,878,200
 274,400    Time Warner, Inc.                        19,122,250
 320,700    USA Networks, Inc.(a)                    14,451,544
 280,300    Wells Fargo Co.                       $  13,419,362
 199,800    Wendy's International, Inc.               4,770,225
  92,400    Williams Companies, Inc.                  3,465,000
                                                  -------------
                                                    281,557,756
                                                  -------------
            Total common stocks
               (cost US$399,616,892)                672,738,828
                                                  -------------
WARRANTS--0.6%
------------------------------------------------------------
Singapore
 694,600    Development Bank Singapore,
               expiring 5/11/00
               (cost US$2,393,423)                    4,682,227
                                                  -------------
            Total long-term investments
               (cost US$402,010,315)                677,421,055
                                                  -------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--3.2%
------------------------------------------------------------
Repurchase Agreements
  22,536    Joint Repurchase Agreement Account,
               5.21%, 11/01/99
               (cost US$22,536,000; Note 5)          22,536,000
                                                  -------------
------------------------------------------------------------
Total Investments--98.2%
            (cost US$424,546,315; Note 4)           699,957,055
            Other assets in excess of
               liabilities--1.8%                     12,734,901
                                                  -------------
            Net Assets--100%                      $ 712,691,956
                                                  -------------
                                                  -------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL GLOBAL GROWTH FUND
Portfolio of Investments as of October 31, 1999
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 1999 was as follows:

Telecommunications....................................   16.5%
Banking...............................................   13.4
Electronic Components.................................   12.1
Computer Software & Services..........................    7.3
Broadcasting & Publishing.............................    6.3
Electrical & Electronics..............................    5.4
Retail................................................    4.3
Building & Construction...............................    3.3
Repurchase Agreement..................................    3.2
Business & Public Services............................    3.1
Oil & Gas Exploration/Production......................    2.8
Machinery & Engineering...............................    2.8
Finance...............................................    2.8
Automobiles & Auto Parts..............................    2.6
Distribution/Wholesalers..............................    2.0
Airlines..............................................    1.8
Mineral Resources.....................................    1.4
Drugs & Medical Supplies..............................    1.4
Advertising...........................................    1.2
Paper & Forest Products...............................    1.0
Computer Hardware.....................................    0.9
Supermarkets..........................................    0.7
Restaurants...........................................    0.7
Real Estate...........................................    0.7
Metals................................................    0.5
                                                        -----
                                                         98.2
Other assets in excess of liabilities.................    1.8
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                                  PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities               PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1999
Investments, at value (cost US$424,546,315)...............................................................        $699,957,055
Foreign currency, at value (cost US$16,743,200)...........................................................          16,479,204
Cash......................................................................................................             474,785
Receivable for investments sold...........................................................................           7,592,259
Dividends and interest receivable.........................................................................           1,599,652
Receivable for Series shares sold.........................................................................             460,223
Unrealized appreciation on swaps..........................................................................             242,386
Deferred expenses and other assets........................................................................              16,144
                                                                                                                ----------------
   Total assets...........................................................................................         726,821,708
                                                                                                                ----------------
Liabilities
Payable for investments purchased.........................................................................           9,420,929
Payable for Series shares reacquired......................................................................           3,512,323
Management fee payable....................................................................................             430,437
Accrued expenses..........................................................................................             410,262
Distribution fee payable..................................................................................             311,256
Withholding taxes payable.................................................................................              44,545
                                                                                                                ----------------
   Total liabilities......................................................................................          14,129,752
                                                                                                                ----------------
Net Assets................................................................................................        $712,691,956
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $    345,510
   Paid-in capital in excess of par.......................................................................         382,763,079
                                                                                                                ----------------
                                                                                                                   383,108,589
   Accumulated net investment loss........................................................................          (6,907,548)
   Accumulated net realized gain on investments...........................................................          61,090,883
   Net unrealized appreciation on investments and foreign currencies......................................         275,400,032
                                                                                                                ----------------
Net assets, October 31, 1999..............................................................................        $712,691,956
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($339,620,086 / 16,029,305 shares of common stock issued and outstanding)...........................               $21.19
   Maximum sales charge (5% of offering price)............................................................                1.12
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $22.31
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($310,458,067 / 15,536,916 shares of common stock issued and outstanding)...........................               $19.98
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($14,184,162 / 710,132 shares of common stock issued and outstanding)...............................               $19.97
   Sales charge (1% of offering price)....................................................................                  .20
                                                                                                                ----------------
   Offering price to public...............................................................................               $20.17
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($48,429,641 / 2,274,664 shares of common stock issued and outstanding).............................               $21.29
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL GLOBAL GROWTH FUND
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
                                                 October 31,
Net Investment Income                                1999
Income
   Dividends (net of foreign withholding taxes
      of $620,746)............................   $  6,131,845
   Interest...................................        633,894
                                                 ------------
      Total income............................      6,765,739
                                                 ------------
Expenses
   Management fee.............................      4,871,323
   Distribution fee--Class A..................        745,022
   Distribution fee--Class B..................      2,745,354
   Distribution fee--Class C..................        118,664
   Transfer agent's fees and expenses.........      1,300,000
   Custodian's fees and expenses..............        300,000
   Reports to shareholders....................        300,000
   Registration fees..........................         60,000
   Audit fees and expenses....................         35,000
   Directors' fees and expenses...............         27,000
   Legal fees and expenses....................         20,000
   Insurance expenses.........................          8,000
   Miscellaneous..............................          6,527
                                                 ------------
      Total operating expenses................     10,536,890
   Loan interest expense......................            375
                                                 ------------
      Total expenses..........................     10,537,265
                                                 ------------
Net investment loss...........................     (3,771,526)
                                                 ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investments................................     71,853,587
   Foreign currencies.........................     (3,501,578)
                                                 ------------
                                                   68,352,009
                                                 ------------
Net change in unrealized appreciation on:
   Investments................................    134,471,530
   Foreign currencies.........................      2,288,436
   Swaps......................................        242,386
                                                 ------------
                                                  137,002,352
                                                 ------------
Net gain on investments and foreign
   currencies.................................    205,354,361
                                                 ------------
Net Increase in Net Assets
Resulting from Operations.....................   $201,582,835
                                                 ------------
                                                 ------------

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL GLOBAL GROWTH FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended October 31,
in Net Assets                          1999             1998
Operations
   Net investment loss..........  $   (3,771,526)   $  (2,947,446)
   Net realized gain on
      investment and foreign
      currency transactions.....      68,352,009       34,606,439
   Net change in unrealized
      appreciation on
      investments and foreign
      currencies................     137,002,352        2,818,125
                                  --------------    -------------
   Net increase in net assets
      resulting from
      operations................     201,582,835       34,477,118
                                  --------------    -------------
Dividends and distributions
   (Note 1)
   Distributions in excess of
      net investment income
      Class A...................      (2,173,921)      (1,600,133)
      Class B...................        (347,370)        (202,372)
      Class C...................          (6,461)            (786)
      Class Z...................        (394,708)        (393,824)
                                  --------------    -------------
                                      (2,922,460)      (2,197,115)
                                  --------------    -------------
   Distributions from net
      realized capital gains
      Class A...................      (9,316,805)     (26,120,391)
      Class B...................     (10,421,104)     (35,471,585)
      Class C...................        (387,651)      (1,046,952)
      Class Z...................      (1,315,694)      (4,423,383)
                                  --------------    -------------
                                     (21,441,254)     (67,062,311)
                                  --------------    -------------
Series share transactions (net
   of share conversions) (Note
   7)
   Proceeds from shares sold....     489,274,646      423,854,618
   Net asset value of shares
      issued in reinvestment of
      distributions.............      23,377,927       66,072,062
   Cost of shares reacquired....    (549,482,065)    (530,585,329)
                                  --------------    -------------
Net decrease in net assets from
   Series share transactions....     (36,829,492)     (40,658,649)
                                  --------------    -------------
Total increase (decrease).......     140,389,629      (75,440,957)
Net Assets
Beginning of year...............     572,302,327      647,743,284
                                  --------------    -------------
End of year.....................  $  712,691,956    $ 572,302,327
                                  --------------    -------------
                                  --------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                     PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: Prudential Global Growth Fund, formerly known as the Global Series (the 'Series') and Prudential International Value Fund, formerly known as the International Stock Series. The Series commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) and NASDAQ National Market System Securities are valued at the last sales price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
--------------------------------------------------------------------------------
                                       8

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                     PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
Swaps: A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $8,819,537, decrease accumulated net realized gain on investments by $20,410,312 and increase paid-in capital by $11,590,775 for realized foreign currency losses and for redemptions utilized as distributions for federal income tax purposes during the year ended October 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .92 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 1999.
--------------------------------------------------------------------------------
                                       9

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                     PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
PIMS has advised the Series that it received approximately $94,300 and $13,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that during the year ended October 31, 1999, it received approximately $508,700 and $1,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively. PIFM, PIC amd PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended October 31, 1999, the Series incurred fees of approximately $1,244,500 for the services of PMFS. As of October 31, 1999, approximately $104,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999 were $366,487,521 and $411,642,692, respectively.

The United States federal income tax basis of the Series' investments at October 31, 1999 was $436,455,094 and, accordingly, net unrealized appreciation for federal income tax purposes was $263,501,961 (gross unrealized appreciation--$271,880,159; gross unrealized depreciation--$8,378,198).

The Series entered into a swap with Merrill Lynch International on August 16, 1999. The Series receives the change in the market value of 955,651 shares of Taiwan Semiconductor including dividends. The Series pays 3 month LIBOR plus 0.75% based on the value of Taiwan Semiconductor on August 16, 1999, which was $3,924,954. In addition, the Series will pay a fee at termination of the swap equal to 955,651 shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The termination date is August 18, 2000. At October 31, 1999, the value of the swap was $4,167,340 and the Series' basis was $3,924,954, thereby resulting in unrealized appreciation of $242,386.

Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1999, the Series had a 2.4% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $22,536,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.

Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.

Morgan (J.P.) Securities, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.

Salomon Smith Barney, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.

------------------------------------------------------------
Note 6. Borrowings

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement
(SCA) with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was 0.055 of 1% on the unused portion of the credit facility. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

The Series utilized the line of credit on February 4, 1999 in the amount of $2,567,000 with an interest rate of 5.2625%.
--------------------------------------------------------------------------------
                                       10

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                     PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
Note 7. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1999:
Shares sold......................   13,518,704    $   254,698,276
Shares issued in reinvestment of
  distributions..................      666,308         10,960,764
Shares reacquired................  (14,682,814)      (277,579,563)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (497,802)       (11,920,523)
Shares issued upon conversion
  from Class B...................      993,970         18,903,039
                                   -----------    ---------------
Net increase in shares
  outstanding....................      496,168    $     6,982,516
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................   10,859,321    $   181,121,938
Shares issued in reinvestment of
  distributions..................    1,785,945         26,321,425
Shares reacquired................  (13,130,954)      (219,688,490)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (485,688)       (12,245,127)
Shares issued upon conversion
  from Class B...................    1,078,095         18,014,302
                                   -----------    ---------------
Net increase in shares
  outstanding....................      592,407    $     5,769,175
                                   -----------    ---------------
                                   -----------    ---------------
Class B                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1999:
Shares sold......................    8,358,906    $   147,941,437
Shares issued in reinvestment of
  distributions..................      661,620         10,321,280
Shares reacquired................  (10,401,728)      (183,866,717)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (1,381,202)       (25,604,000)
Shares reacquired upon conversion
  into Class A...................   (1,051,842)       (18,903,039)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,433,044)   $   (44,507,039)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    9,903,606    $   155,002,590
Shares issued in reinvestment of
  distributions..................    2,422,180         33,924,667
Shares reacquired................  (13,616,672)      (212,628,656)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (1,290,886)       (23,701,399)
Shares reacquired upon conversion
  into Class A...................   (1,137,864)       (18,014,302)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,428,750)   $   (41,715,701)
                                   -----------    ---------------
                                   -----------    ---------------
Class C
---------------------------------
Year ended October 31, 1999:
Shares sold......................    2,698,972    $    47,616,508
Shares issued in reinvestment of
  distributions..................       24,783            386,616
Shares reacquired................   (2,715,319)       (47,898,845)
                                   -----------    ---------------
Net increase in shares
  outstanding....................        8,436    $       104,279
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    2,738,671    $    42,979,629
Shares issued in reinvestment of
  distributions..................       73,474          1,028,570
Shares reacquired................   (2,734,648)       (43,156,490)
                                   -----------    ---------------
Net increase in shares
  outstanding....................       77,497    $       851,709
                                   -----------    ---------------
                                   -----------    ---------------
Class Z
---------------------------------
Year ended October 31, 1999:
Shares sold......................    2,088,178    $    39,018,425
Shares issued in reinvestment of
  distributions..................      103,655          1,709,267
Shares reacquired................   (2,156,231)       (40,136,940)
                                   -----------    ---------------
Net increase in shares
  outstanding....................       35,602    $       590,752
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    2,663,009    $    44,750,461
Shares issued in reinvestment of
  distributions..................      324,879          4,797,400
Shares reacquired................   (3,307,909)       (55,111,693)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (320,021)   $    (5,563,832)
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
                                       11

                                                  PRUDENTIAL WORLD FUND, INC.
Financial Highlights                              PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

                                                                                        Class A
                                                              ------------------------------------------------------------
                                                                                 Year Ended October 31,
                                                              ------------------------------------------------------------
                                                              1999(a)      1998(a)        1997         1996       1995(a)
                                                              --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................    $  16.16     $  17.27     $  16.62     $  15.52     $  14.89
                                                              --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)..............................        (.05)        (.02)        (.01)       --             .01
Net realized and unrealized gain on investment and foreign
   currency transactions..................................        5.82          .82         1.96         1.83          .81
                                                              --------     --------     --------     --------     --------
   Total from investment operations.......................        5.77          .80         1.95         1.83          .82
                                                              --------     --------     --------     --------     --------
Less distributions
Distributions in excess of net investment income..........        (.14)        (.11)        (.05)       --           --
Distributions from net realized capital gains.............        (.60)       (1.80)       (1.25)        (.73)        (.19)
                                                              --------     --------     --------     --------     --------
   Total distributions....................................        (.74)       (1.91)       (1.30)        (.73)        (.19)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year..............................    $  21.19     $  16.16     $  17.27     $  16.62     $  15.52
                                                              --------     --------     --------     --------     --------
                                                              --------     --------     --------     --------     --------
TOTAL RETURN(b):..........................................       36.83%        5.71%       12.42%       12.33%        5.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................    $339,620     $251,018     $258,080     $234,700     $222,002
Average net assets (000)..................................    $298,009     $260,774     $265,380     $222,948     $174,316
Ratios to average net assets:
   Expenses, including distribution fees..................        1.32%        1.38%        1.39%        1.45%        1.51%
   Expenses, excluding distribution fees..................        1.07%        1.13%        1.14%        1.20%        1.26%
   Net investment income (loss)...........................        (.27)%       (.14)%        .01%        (.04)%        .10%
For Class A, B, C and Z shares:
Portfolio turnover rate...................................          59%          61%          64%          52%          50%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                                  PRUDENTIAL WORLD FUND, INC.
Financial Highlights                              PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

                                                                                        Class B
                                                              ------------------------------------------------------------
                                                                                 Year Ended October 31,
                                                              ------------------------------------------------------------
                                                              1999(a)      1998(a)        1997         1996       1995(a)
                                                              --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................    $  15.26     $  16.42     $  15.96     $  15.03     $  14.53
                                                              --------     --------     --------     --------     --------
Income from investment operations
Net investment loss.......................................        (.17)        (.13)        (.12)        (.08)        (.11)
Net realized and unrealized gain on investment and foreign
   currency transactions..................................        5.51          .78         1.88         1.74          .80
                                                              --------     --------     --------     --------     --------
   Total from investment operations.......................        5.34          .65         1.76         1.66          .69
                                                              --------     --------     --------     --------     --------
Less distributions
Distributions in excess of net investment income..........        (.02)        (.01)        (.05)       --           --
Distributions from net realized capital gains.............        (.60)       (1.80)       (1.25)        (.73)        (.19)
                                                              --------     --------     --------     --------     --------
   Total distributions....................................        (.62)       (1.81)       (1.30)        (.73)        (.19)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year..............................    $  19.98     $  15.26     $  16.42     $  15.96     $  15.03
                                                              --------     --------     --------     --------     --------
                                                              --------     --------     --------     --------     --------
TOTAL RETURN(b):..........................................       36.00%        4.95%       11.70%       11.57%        4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................    $310,458     $274,248     $335,007     $326,978     $268,498
Average net assets (000)..................................    $297,322     $312,569     $350,518     $294,230     $287,656
Ratios to average net assets:
   Expenses, including distribution fees..................        1.99%        2.06%        2.07%        2.12%        2.19%
   Expenses, excluding distribution fees..................        1.07%        1.13%        1.14%        1.20%        1.27%
   Net investment loss....................................        (.96)%       (.82)%       (.68)%       (.67)%       (.84)%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                                  PRUDENTIAL WORLD FUND, INC.
Financial Highlights                              PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

                                                                                      Class C
                                                              -------------------------------------------------------
                                                                              Year Ended October 31,
                                                              -------------------------------------------------------
                                                              1999(a)     1998(a)      1997        1996       1995(a)
                                                              -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................    $ 15.25     $ 16.41     $ 15.96     $ 15.03     $14.53
                                                              -------     -------     -------     -------     -------
Income from investment operations
Net investment loss.......................................       (.18)       (.14)       (.11)       (.05)      (.11)
Net realized and unrealized gain on investment and foreign
   currency transactions..................................       5.51         .78        1.86        1.71        .80
                                                              -------     -------     -------     -------     -------
   Total from investment operations.......................       5.33         .64        1.75        1.66        .69
                                                              -------     -------     -------     -------     -------
Less distributions
Distributions in excess of net investment income..........       (.01)      (c)          (.05)      --          --
Distributions from net realized capital gains.............       (.60)      (1.80)      (1.25)       (.73)      (.19)
                                                              -------     -------     -------     -------     -------
   Total distributions....................................       (.61)      (1.80)      (1.30)       (.73)      (.19)
                                                              -------     -------     -------     -------     -------
Net asset value, end of year..............................    $ 19.97     $ 15.25     $ 16.41     $ 15.96     $15.03
                                                              -------     -------     -------     -------     -------
                                                              -------     -------     -------     -------     -------
TOTAL RETURN(b):..........................................      35.94%       4.90%      11.63%      11.57%      4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................    $14,184     $10,698     $10,244     $ 7,693     $3,733
Average net assets (000)..................................    $11,866     $10,286     $ 9,093     $ 5,516     $2,284
Ratios to average net assets:
   Expenses, including distribution fees..................       2.07%       2.13%       2.14%       2.20%      2.25%
   Expenses, excluding distribution fees..................       1.07%       1.13%       1.14%       1.20%      1.25%
   Net investment loss....................................      (1.02)%      (.90)%      (.75)%      (.72)%     (.76)%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Distribution in excess of net investment income was $.001.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                                  PRUDENTIAL WORLD FUND, INC.
Financial Highlights                              PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

                                                                                  Class Z
                                                              -----------------------------------------------
                                                                                                   March 1,
                                                                                                    1996(c)
                                                                  Year Ended October 31,            Through
                                                              -------------------------------     October 31,
                                                              1999(a)     1998(a)      1997          1996
                                                              -------     -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................    $ 16.23     $ 17.35     $ 16.65       $ 15.42
                                                              -------     -------     -------     -----------
Income from investment operations
Net investment income (loss)..............................         --         .02         .04           .06
Net realized and unrealized gain on investment and foreign
   currency transactions..................................       5.84         .82        1.96          1.18
                                                              -------     -------     -------     -----------
   Total from investment operations.......................       5.84         .84        2.00          1.24
                                                              -------     -------     -------     -----------
Less distributions
Distributions in excess of net investment income..........       (.18)       (.16)       (.05)       --
Distributions from net realized capital gains.............       (.60)      (1.80)      (1.25)         (.01)
                                                              -------     -------     -------     -----------
   Total distributions....................................       (.78)      (1.96)      (1.30)         (.01)
                                                              -------     -------     -------     -----------
Net asset value, end of period............................    $ 21.29     $ 16.23     $ 17.35       $ 16.65
                                                              -------     -------     -------     -----------
                                                              -------     -------     -------     -----------
TOTAL RETURN(b):..........................................      37.25%       5.97%      12.72%         8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................    $48,430     $36,338     $44,412       $40,416
Average net assets (000)..................................    $42,312     $41,799     $46,545       $26,452
Ratios to average net assets:
   Expenses, including distribution fees..................       1.07%       1.13%       1.14%         1.20%(d)
   Expenses, excluding distribution fees..................       1.07%       1.13%       1.14%         1.20%(d)
   Net investment income (loss)...........................       (.02)%       .12%        .27%          .55%(d)

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                                  PRUDENTIAL WORLD FUND, INC.
Report of Independent Accountants                 PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential World Fund, Inc.--Prudential Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Global Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) (formerly Prudential World Fund, Inc.--Global Series) at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 21, 1999


                                                  PRUDENTIAL WORLD FUND, INC.
Federal Income Tax Information (Unaudited)        PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (October 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1999, dividends were paid of $.14, $.02, $.01 and $.18 per share (representing net investment income and short-term capital gains) for Class A, B, C and Z shares respectively, which are taxable as ordinary income. In addition, the Series paid to Class A, B, C and Z shares a long-term capital gain distribution of $.60 which is taxable as such. The Fund utilized redemptions as distributions in the amount of $.047 and $.277 of ordinary income and long-term capital gains, respectively, for each class of shares.

We wish to advise you that the corporate dividends received deduction for the Series is 22%. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Series has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 1999 the Series intends on passing through 15% of ordinary income distributions as a foreign tax credit.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
-------------------------------------------------------------------------------
Prudential Global Growth Fund vs. the Morgan Stanley
Capital International (MSCI) World Index

Class A
(GRAPH)

Average Annual Total Returns
              As of 10/31/99

With Sales Load
Since Inception       10.66%
Five Years            12.91%
One Year              29.99%

Without Sales Load
Since Inception       11.24%
Five Years            14.07%
One Year              36.83%

Class B
(GRAPH)

Average Annual Total Returns
              As of 10/31/99

With Sales Load
Since Inception       13.81%
Ten Years             10.41%
Five Years            13.18%
One Year              31.00%

Without Sales Load
Since Inception       13.79%
Ten Years             10.41%
Five Years            13.30%
One Year              36.00%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in Prudential Global Growth Fund (Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International (MSCI) World Index (the Index) by portraying the initial account values of Class A, B, C, and Z shares at the commencement of operations, as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares, and at the end of the fiscal year (October 31). For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable

Class C
(GRAPH)

Average Annual Total Returns
              As of 10/31/99

With Sales Load
Since Inception       13.14%
Five Years            13.04%
One Year              33.58%

Without Sales Load
Since Inception       13.35%
Five Years            13.27%
One Year              35.94%

Class Z
(GRAPH)

Average Annual Total Returns
              As of 10/31/99

Since Inception       16.88%
One Year              37.25%

contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1999; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on the stock exchanges of the United States, Europe, Canada, Australasia, and the Far East. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of global equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class        NASDAQ       Cusip
  A          PRGAX      743969107
  B          PRGLX      743969206
  C          PRGCX      743969305
  Z          PWGZX      743969404

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street, New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF115E

(ICON)

Prudential
International
Value Fund
---------------------------
(Formerly, Prudential World
Fund, Inc.--International
Stock Series)


ANNUAL
REPORT
Oct. 31, 1999

(LOGO)

A Message from the Fund's President                           December 21, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
Your Prudential International Value Fund (formerly, Prudential World Fund-- International Stock Series) turned in a very attractive, double-digit return for the 12-month period ended October 31, 1999. The Fund's 23.30% performance for Class A shares was buoyed by a number of positives. It benefited from corporate acquisitions with several holdings that were purchased at premium prices. In Asia, the portfolio's position in Japanese stocks was enlarged because of changing market conditions. Japan is now the Fund's largest country focus. Purchases concentrated on companies that offered attractive valuations and a strong earnings outlook.

While overall performance was good, the Fund finished behind the average international mutual fund tracked by Lipper Inc. for the year ended October
31, 1999. The value stocks the Fund prefers staged a strong rally from February to July, but it was not quite enough to overtake surging growth stocks. This development, plus a late entry into the Japanese market, restrained portfolio performance. Funds in the Lipper universe that held a greater exposure to growth stocks--and Japan--fared better during the reporting period, lifting the international funds average to 25.53% for the period.

As an investor in international stocks, you appreciate the fact that the majority of the world's wealth lies abroad--not on Wall Street--and that world economies seldom move in lockstep. When the U.S. market slows (as it may in the months ahead), other foreign markets may be ascending. We believe the international stock story is a compelling one, because many economies from Europe to Asia show real potential for expansion in 2000 and beyond. At Prudential, we firmly believe in the power of asset allocation decisions being made by you in consultation with your financial professional. By adding an international component to a well-diversified portfolio, you may increase your opportunity to enhance overall performance while protecting against risk.

In closing, you may have noticed that I referred to the Fund as Prudential International Value Fund. The Board of Directors believes that this new title will better reflect the Fund's investment goals.

Yours sincerely,

John R. Strangfeld
President
Prudential World Fund, Inc.

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

Peter F. Spano
Fund Manager

Investment Goals and Style
Prudential International Value Fund invests primarily in stocks of companies located outside the United States. We use a value investment style to find stocks selling at low prices, compared with their earnings, to attain our long-term capital appreciation goal. There are special risks associated with foreign investments, including political, economic and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Since our last report to you, we have significantly increased our weighting in Japan. As value investors, we search the foreign markets for strong companies that are selling below what we consider to be fair market value, and build a portfolio stock by stock. As we stated last April, we believed that the earnings prospects in Japan did not justify the prices of most stocks, even though the Japanese economy did appear to be bottoming out. Conditions have changed for the better.

Thanks to much-needed business reforms, the Japanese economy finally appears poised for recovery and, as a result, the Nikkei is rebounding. Consumer spending--which accounts for nearly 60% of Japanese output--also shows signs of life, with higher salaries sparking increased retail and auto sales. The Nikkei Index of Japanese stocks returned 32% from the beginning of the year through the end of the third quarter. These developments were encouraging, and we found some promising bargains in this environment.

Focus Japan
We purchased stocks of Japanese companies that showed strengthening fundamentals and attractive valuations. This increased our Japanese weighting to 15.7% as of October 31, 1999, representing a significant jump from the 7.0% we reported in our last letter to you on April 30, 1999. We added to our position in Sony, a true blue-chip in the Japanese market, making it our top holding at 3.5% of total net assets as of year end. Sony has good management and a strong balance sheet. Oriental Land, a real estate operator who manages DisneyLand in Tokyo, was also very attractively priced and another strong performer. Growth prospects for Oriental Land look promising as DisneyLand, Tokyo, branches out into new venues. Other attractive Japanese stocks included Yasuda Fire & Marine Insurance and Sumitomo Marine Fire Insurance. We believe both of these companies are of high quality and demonstrate innovative management. Matsushita Electric Industry was another solid performer. All of these stocks were selling at significant discounts to what we believe they were worth.

Focus Europe
Corporate mergers and acquisitions in several of our European holdings during the past year benefited the portfolio. Elf Aquitaine (France) is in the process of being acquired by TotalFina (France). When complete, it will mean that all three oil companies held by the Fund will have been acquired in little more than a calendar year--and at premium prices. A financial services holding, National Westminster Bank PLC (United Kingdom), was targeted by the Bank of Scotland also at an attractive price during the reporting period.

Our expectations going forward are for more mergers and acquisitions as corporate activity accelerates, especially in Europe. While interest rates may pressure foreign markets short term, we believe improving corporate earnings will help stock prices maintain their upward movement. We also think that investors will become more focused on earnings--and earnings drive stock prices over the longer term.

We see declining inflation and easing of interest rates boding well for Europe. Corporate profits continued to increase, and the economies of Germany and Italy were rebounding as our reporting period ended. Earnings may surprise many in the coming year with projected European Gross Domestic Product growing by as much as 3%. We continue to have a heavy emphasis on Europe, although less than we had on April 30, 1999.

Performance at a Glance
Cumulative Total Returns1                                  As of 10/31/99
                                  One          Five            Since
                                  Year         Years         Inception2
Class A                           23.30%         N/A            44.94%
Class B                           22.34          N/A            41.52
Class C                           22.34          N/A            41.52
Class Z                           23.62         65.13%         155.90
Lipper International Fund Avg3    25.53         58.85           ***

Average Annual Total Returns1                                    As of 9/30/99
                                  One          Five            Since
                                  Year         Years         Inception2
Class A                           23.81%	N/A	       10.69%
Class B                           24.34         N/A            11.20
Class C                           27.05         N/A            11.36
Class Z                           30.72        10.89%          14.37

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 9/23/96; Class Z, 11/5/92.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the International Fund category. The Lipper average is unmanaged. International funds invest their assets in securities with primary trading markets outside the United States.

*** Lipper Since Inception returns are 43.74% for Class A, B, and C, and 138.61% for Class Z, based on all funds in each share class.

Review Cont'd.
-------------------------------------------------------------------------------
Our largest European holdings included French luxury merchandiser Christian Dior--which is benefiting from the fruits of restructuring--and Swiss watchmaker Swatch Group. Among individual stocks, Bipop-Carire SPA (Italy), Bouygues (France), Corus Group and Rio Tinto (both United Kingdom) provided solid returns.

Looking Ahead
We will maintain our focus on Europe where we believe the pace of restructuring and other indicators continue to be encouraging. However, we will not neglect our opportunities elsewhere. There may be interesting investment opportunities in Southeast Asia. Recent market volatility has translated into substantially less liquid markets. Because we believe in holding stocks for the long term, such reduced liquidity does not harm us as much as it would the short-term trader. In fact, we often find our best opportunities under such conditions. Still, the situation is fluid and will require a critical eye to discover true bargains. Indeed, throughout the Pacific Basin, market uncertainty spells opportunity. We will be shopping aggressively in this region going forward.

We believe the Fund's portfolio is well positioned going into year end.

Five Largest Holdings  Expressed as a percentage of net assets as of 10/31/99

Security/Industry              Comments
% of Net Assets
Sony                           This company is undergoing restructuring to
Appliances & Household         improve efficiency--and profits. The long-term
Durables--3.5%                 fundamental outlook for its core businesses is
                               very good.

Oriental Land                  Solid performer since acquisition. Very
Real Estate                    attractively priced relative to net asset value.
3.0%                           Bright future as DisneyLand, Tokyo, expands
                               into new themes.

Christian Dior                 A first-class luxury goods company, Dior has
Recreation, Other Consumer     positive earnings outlook. Restructuring has
Goods--2.9%                    helped to keep this stock a strong performer.

Swatch Group                   World's largest watchmaker has been a good
Recreation, Other Consumer     performer this year. Sales and earnings grow as
Goods--2.6%                    consumer confidence rises around the world.

Hitachi Ltd.                   World-class electronics company featuring
Electrical & Electronics       new management style. Strong stock performer.
2.5%                           Expectations are for earnings to improve
                               dramatically in years ahead.


Geographic Concentration
Expressed as a percentage of net assets as of 10/31/99

Continental Europe                47.2%
Japan                             15.7
United Kingdom                    11.8
Pacific Basin (excl. Japan)        9.5
Canada                             3.9
Argentina                          0.9
Cash & Equivalents                11.0

Portfolio of Investments as of              PRUDENTIAL WORLD FUND, INC.
October 31, 1999                            PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--89.0%
COMMON STOCKS--89.0%
------------------------------------------------------------
Argentina--0.9%
 170,000     Telecom Argentina SA (ADR)            $  4,675,000
------------------------------------------------------------
Australia--5.7%
2,712,000    Cable & Wireless Optus Ltd.              6,212,595
1,445,000    CSR Ltd.                                 3,245,633
1,302,700    Mayne Nickless Ltd.                      3,532,826
 715,000     National Australia Bank Ltd.            11,041,048
2,900,000    Pioneer International Ltd.               6,347,182
                                                   ------------
                                                     30,379,284
------------------------------------------------------------
Canada--3.9%
 303,200     Alcan Aluminum Ltd.                      9,942,504
 475,000     Bank of Nova Scotia                     10,846,812
                                                   ------------
                                                     20,789,316
------------------------------------------------------------
Finland--1.7%
 700,000     Stora Enso Oyj, Series R                 9,225,559
------------------------------------------------------------
France--9.2%
  28,200     Bouygues SA                              9,841,510
  86,000     Christian Dior SA                       15,432,726
      10     Elf Aquitaine SA                             1,476
  65,000     Peugeot SA                              12,507,223
  84,170     Total Fina SA, Series B                 11,403,682
                                                   ------------
                                                     49,186,617
------------------------------------------------------------
Germany--3.0%
 107,200     Adidas-Salomon AG                        7,776,208
 380,000     Continental AG                           8,273,481
                                                   ------------
                                                     16,049,689
------------------------------------------------------------
Italy--5.8%
 460,000     Banca Popolare Di Bergamo
                Credito Vaesino SpA                   9,918,267
5,082,000    Benetton Group SpA                      11,252,230
 230,000     Bipop-Carire SpA                         9,760,641
                                                   ------------
                                                     30,931,138
Japan--15.7%
1,236,500    Hitachi Ltd.                          $ 13,376,870
 530,000     Matsushita Electric Industrial Co.,
                Ltd.                                 11,167,267
 171,400     Oriental Land Co., Ltd.                 16,255,646
 120,000     Sony Corp.                              18,730,021
1,700,000    Sumitomo Marine & Fire Insurance
                Co., Ltd.                            13,136,549
1,662,400    Yasuda Fire & Marine Insurance Co.,
                Ltd.                                 11,266,180
                                                   ------------
                                                     83,932,533
------------------------------------------------------------
Netherlands--7.2%
 224,200     Akzo Nobel N.V.                          9,677,610
 200,000     ING Groep N.V.                          11,825,585
 247,957     Koninklijke Luchtvaart Maatschappij
                N.V.                                  6,771,124
 215,825     Koninklijke Pakhoed N.V.                 6,041,585
 217,350     Stork N.V.                               4,273,888
                                                   ------------
                                                     38,589,792
------------------------------------------------------------
New Zealand--1.0%
2,400,000    Carter Holt Harvey Ltd.                  3,044,699
 700,000     Fisher & Paykel Industries Ltd.          2,131,290
                                                   ------------
                                                      5,175,989
------------------------------------------------------------
South Korea--2.8%
 335,000     Korea Electric Power Corp.               9,802,834
  40,580     Pohang Iron & Steel Co., Ltd.            4,871,630
                                                   ------------
                                                     14,674,464
------------------------------------------------------------
Spain--4.4%
 615,400     Banco Bilbao Vizcaya SA                  8,292,261
 141,200     Banco de Andalucia SA                    5,031,947
 700,000     Iberdrola SA                            10,229,300
                                                   ------------
                                                     23,553,508
------------------------------------------------------------
Sweden--6.4%
 660,000     Electrolux AB, Series B                 13,200,322
 172,600     Pharmacia & Upjohn, Inc.                 9,356,411
 330,000     SKF AB, Series B                         6,720,896
 290,000     Svedala Industri AB                      5,128,174
                                                   ------------
                                                     34,405,803

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of              PRUDENTIAL WORLD FUND, INC.
October 31, 1999                            PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Switzerland--9.5%
   5,500     Novartis AG                           $  8,241,325
  17,525     The Swatch Group AG                     13,982,223
  14,900     Sulzer AG                               10,477,787
  32,000     UBS AG                                   9,327,024
  33,000     Valora Holding AG                        8,414,826
                                                   ------------
                                                     50,443,185
------------------------------------------------------------
United Kingdom--11.8%
1,295,100    British Airways PLC                      6,621,231
 293,200     British Telecom PLC                      5,321,182
3,155,600    Corus Group PLC                          5,998,363
 570,000     National Westminster Bank PLC           12,874,685
 765,000     Rio Tinto PLC                           13,066,282
1,230,200    Royal & Sun Alliance Insurance
                Group PLC                             8,382,534
3,600,000    Tesco PLC                               10,696,849
                                                   ------------
                                                     62,961,126
                                                   ------------
             Total common stocks
                (cost US$359,560,996)               474,973,003
                                                   ------------
Principal Amount
(000)
------------------------------------------------------------
SHORT-TERM INVESTMENT--10.5%
------------------------------------------------------------
Repurchase Agreement
$ 56,017     Joint Repurchase Agreement Account,
                5.21%, 11/1/99
                (cost US$56,017,000; Note 5)         56,017,000
                                                   ------------
------------------------------------------------------------
Total Investments--99.5%
             (cost US$415,577,996; Note 4)          530,990,003
             Other assets in excess of
                liabilities--0.5%                     2,458,825
                                                   ------------
             Net Assets--100%                      $533,448,828
                                                   ------------
                                                   ------------

---------------
ADR--American Depository Receipt.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 1999 was as follows:

Commercial Banking..................................    14.4%
Appliances & Household Durables.....................     8.5
Insurance...........................................     6.2
Recreation & Other Consumer Goods...................     5.5
Steel...............................................     4.5
Auto Manufacturing..................................     3.9
Utilities...........................................     3.8
Machinery & Engineering.............................     3.7
Merchandising.......................................     3.6
Health & Personal Care..............................     3.3
Real Estate.........................................     3.0
Telecommunications..................................     3.0
Electronics.........................................     2.5
Transportation - Airlines...........................     2.5
Forestry & Paper....................................     2.3
Financial Services..................................     2.2
Energy Sources......................................     2.1
Textiles & Apparel..................................     2.1
Metals - Nonferrous.................................     1.9
Chemicals...........................................     1.8
Construction & Housing..............................     1.8
Building Materials & Components.....................     1.8
Consumer Durable Goods..............................     1.5
Industrial Components...............................     1.3
Energy Equipment & Services.........................     1.1
Business & Public Services..........................     0.6
Beverages & Tobacco.................................     0.1
Repurchase Agreements...............................    10.5
                                                       -----
                                                        99.5%
Other assets in excess of liabilities...............     0.5
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                           PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities        PRUDENTIAL INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1999
Investments excluding repurchase agreement at value (cost US$359,560,996).................................        $474,973,003
Repurchase agreement (cost US$56,017,000).................................................................          56,017,000
Cash......................................................................................................              56,848
Foreign currency, at value (cost US$4,436,981)............................................................           4,432,239
Receivable for Series shares sold.........................................................................           4,981,491
Dividends and interest receivable.........................................................................           2,824,499
Receivable for investments sold...........................................................................             510,492
Deferred expenses and other assets........................................................................               8,971
                                                                                                                ----------------
   Total assets...........................................................................................         543,804,543
                                                                                                                ----------------
Liabilities
Payable for Series shares reacquired......................................................................           7,611,609
Payable for investments purchased.........................................................................           1,792,485
Management fee payable....................................................................................             439,734
Accrued expenses..........................................................................................             345,914
Distribution fee payable..................................................................................             112,366
Withholding taxes payable.................................................................................              53,607
                                                                                                                ----------------
   Total liabilities......................................................................................          10,355,715
                                                                                                                ----------------
Net Assets................................................................................................        $533,448,828
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $    237,992
   Paid-in capital in excess of par.......................................................................         389,643,949
                                                                                                                ----------------
                                                                                                                   389,881,941
   Undistributed net investment income....................................................................           3,562,439
   Accumulated net realized gain on investments...........................................................          24,729,222
   Net unrealized appreciation on investments and foreign currencies......................................         115,275,226
                                                                                                                ----------------
Net assets, October 31, 1999..............................................................................        $533,448,828
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($61,035,766 / 2,722,882 shares of common stock issued and outstanding).............................               $22.42
   Maximum sales charge (5% of offering price)............................................................                1.18
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $23.60
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($101,042,531 / 4,545,896 shares of common stock issued and outstanding)............................               $22.23
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($18,078,071/ 813,310 shares of common stock issued and outstanding)................................               $22.23
   Sales charge (1% of offering price)....................................................................                  .22
                                                                                                                ----------------
   Offering price to public...............................................................................               $22.45
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($353,292,460 / 15,717,141 shares of common stock issued and outstanding)...........................               $22.48
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL INTERNATIONAL VALUE FUND
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1999
Income
   Dividends (net of foreign withholding
      taxes of $1,225,205).................     $ 12,309,633
   Interest................................        1,742,214
                                              ----------------
      Total income.........................       14,051,847
                                              ----------------
Expenses
   Management fee..........................        4,763,060
   Distribution fee--Class A...............          131,829
   Distribution fee--Class B...............          988,422
   Distribution fee--Class C...............          158,151
   Transfer agent's fees and expenses......          962,000
   Custodian's fees and expenses...........          410,000
   Reports to shareholders.................          130,000
   Registration fees.......................          100,000
   Legal fees and expenses.................           50,000
   Audit fees and expenses.................           35,000
   Directors' fees and expenses............           25,000
   Miscellaneous...........................           12,009
                                              ----------------
      Total expenses.......................        7,765,471
                                              ----------------
Net investment income......................        6,286,376
                                              ----------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions.................       24,729,222
   Foreign currency transactions...........         (687,809)
                                              ----------------
                                                  24,041,413
                                              ----------------
Net change in unrealized appreciation on:
   Investments.............................       70,396,852
   Foreign currencies......................         (180,128)
                                              ----------------
                                                  70,216,724
                                              ----------------
Net gain on investments and foreign
   currencies..............................       94,258,137
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $100,544,513
                                              ----------------
                                              ----------------

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL INTERNATIONAL VALUE FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended October 31,
in Net Assets                         1999              1998
Operations
   Net investment income.......  $     6,286,376    $   5,103,635
   Net realized gain (loss) on
      investment and foreign
      currency transactions....       24,041,413         (336,142)
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies...............       70,216,724        6,169,963
                                 ---------------    -------------
   Net increase in net assets
      resulting from
      operations...............      100,544,513       10,937,456
                                 ---------------    -------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................         (384,802)        (355,991)
      Class B..................          (50,664)        (388,835)
      Class C..................           (7,740)         (55,588)
      Class Z..................       (2,927,028)      (2,669,202)
                                 ---------------    -------------
                                      (3,370,234)      (3,469,616)
                                 ---------------    -------------
   Distributions from net
      realized capital gains
      Class A..................               --         (791,091)
      Class B..................               --       (1,944,176)
      Class C..................               --         (277,943)
      Class Z..................               --       (5,084,194)
                                 ---------------    -------------
                                              --       (8,097,404)
                                 ---------------    -------------
Series share transactions (net
   of conversions) (Note 6)
   Net proceeds from shares
      sold.....................    1,038,865,029      672,760,380
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............        3,360,460       11,451,509
   Cost of shares reacquired...   (1,015,931,671)    (647,270,258)
                                 ---------------    -------------
   Net increase in net assets
      from Series share
      transactions.............       26,293,818       36,941,631
                                 ---------------    -------------
Total increase.................      123,468,097       36,312,067
Net Assets
Beginning of year..............      409,980,731      373,668,664
                                 ---------------    -------------
End of year(a).................  $   533,448,828    $ 409,980,731
                                 ---------------    -------------
                                 ---------------    -------------
---------------
(a) Includes undistributed net
    investment income of.......  $     6,800,927    $   3,884,785
                                 ---------------    -------------
                                 ---------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                            PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements               PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: Prudential International Value Fund, formerly known as the International Stock Series (the 'Series') and Prudential Global Growth Fund, formerly known as the Global Series. The Series commenced investment operations in November 1992. The investment objective of the Series is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in a diversified portfolio of securities which consist of equity securities of foreign issuers.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------
                                       7

                                            PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements               PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect for the Series of applying this statement was to decrease undistributed net investment income by $3,238,488 and increase accumulated net realized gain on investments by $368,115 and increase paid-in capital in excess of par by $2,870,373 for redemptions utilized as distributions for federal income tax purposes and for realized foreign currency losses during the year ended October 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Mercator Asset Management, L.P. ('Mercator'), a limited partnership where The Prudential Asset Management Company, Inc. ('PAMCI') is a limited partner. Mercator furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1% of the average daily net assets of the Series. PIFM pays Mercator at an annual rate of .75 of 1% of the Series average daily net assets up to and including $50 million, .60 of 1% of the Series' average daily net assets in excess of $50 million up to and including $300 million and .45 of 1% of the Series' average daily net assets in excess of $300 million.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended October 31, 1999.

PIMS has advised the Series that they received approximately $86,400 and $23,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 1999, they received approximately $332,600 and $2,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS, PIFM and PAMCI are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on
--------------------------------------------------------------------------------
                                       8

                                            PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements               PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended October 31, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1999, the Series incurred fees of approximately $940,000 for the services of PMFS. As of October 31, 1999 approximately $76,700 such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended October 31, 1999 were $118,260,615 and $93,812,177, respectively.
The federal income tax basis of the Series' investments as of October 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $115,412,007 (gross unrealized appreciation--$136,133,492, gross unrealized depreciation--$20,721,485).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1999, the Series had a 5.9% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $56,017,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.

Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.

Morgan (J.P.) Securities, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.

Salomon Smith Barney, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

As of October 31, 1999, 2,715 of the outstanding shares were owned by The Prudential Company of America.

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1999:
Shares sold.......................    5,231,884    $ 108,850,967
Shares issued in reinvestment of
  dividends and distributions.....       20,402          378,859
Shares reacquired.................   (5,239,651)    (108,963,225)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............       12,635          266,601
Shares issued upon conversion from
  Class B.........................      132,844        2,755,379
                                    -----------    -------------
Net increase in shares
  outstanding.....................      145,479    $   3,021,980
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       9

                                            PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements               PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1998:
Shares sold.......................    3,579,531    $  68,487,089
Shares issued in reinvestment of
  dividends and distributions.....       64,964        1,127,781
Shares reacquired.................   (3,130,800)     (59,424,795)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      513,695       10,190,075
Shares issued upon conversion from
  Class B.........................       79,872        1,517,622
                                    -----------    -------------
Net increase in shares
  outstanding.....................      593,567    $  11,707,697
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended October 31, 1999:
Shares sold.......................    1,638,622    $  33,422,346
Shares issued in reinvestment of
  dividends and distributions.....        2,633           48,820
Shares reacquired.................   (2,127,610)     (43,374,506)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (486,355)      (9,903,340)
Shares reacquired upon conversion
  into Class A....................     (133,715)      (2,755,379)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (620,070)   $ (12,658,719)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold.......................    2,837,939    $  54,447,404
Shares issued in reinvestment of
  dividends and distributions.....      130,869        2,267,954
Shares reacquired.................   (2,530,182)     (47,519,258)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      438,626        9,196,100
Shares reacquired upon conversion
  into Class A....................      (80,332)      (1,517,622)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      358,294    $   7,678,478
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1999:
Shares sold.......................    1,059,135    $  21,509,606
Shares issued in reinvestment of
  dividends and distributions.....          405            7,502
Shares reacquired.................   (1,031,357)     (20,905,913)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       28,183    $     611,195
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold.......................      878,403    $  16,772,243
Shares issued in reinvestment of
  dividends and distributions.....       18,693          323,948
Shares reacquired.................     (793,470)     (15,123,933)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      103,626    $   1,972,258
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
Year ended October 31, 1999:
Shares sold.......................   42,330,958    $ 875,082,110
Shares issued in reinvestment of
  dividends and distributions.....      157,357        2,925,279
Shares reacquired.................  (40,619,778)    (842,688,027)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,868,537    $  35,319,362
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold.......................   27,696,101    $ 533,053,644
Shares issued in reinvestment of
  dividends and distributions.....      445,125        7,731,826
Shares reacquired.................  (27,308,803)    (525,202,272)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      832,423    $  15,583,198
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       10

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights                        PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

                                                                                     Class A
                                                     -----------------------------------------------------------------------
                                                                                               October 1,      September 23,
                                                                                                  1996            1996(c)
                                                            Year Ended October 31,               Through          Through
                                                     -------------------------------------     October 31,     September 30,
                                                      1999          1998         1997(e)          1996             1996
                                                     -------     ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $ 18.33      $  18.24       $  16.59        $ 16.48          $ 16.54
                                                     -------     ----------     ----------         -----            -----
Income from investment operations:
Net investment income (loss)....................         .27           .27            .24           (.01)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................        3.97           .40           1.85            .12             (.06)
                                                     -------     ----------     ----------         -----            -----
   Total from investment operations.............        4.24           .67           2.09            .11             (.06)
                                                     -------     ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income............        (.15)         (.18)          (.24)            --               --
Distributions from net realized capital gains...          --          (.40)          (.20)            --               --
                                                     -------     ----------     ----------         -----            -----
   Total distributions..........................        (.15)         (.58)          (.44)            --               --
                                                     -------     ----------     ----------         -----            -----
Net asset value, end of period..................     $ 22.42      $  18.33       $  18.24        $ 16.59          $ 16.48
                                                     -------     ----------     ----------         -----            -----
                                                     -------     ----------     ----------         -----            -----
TOTAL RETURN(a).................................       23.30%         3.85%         12.85%           .67%            (.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $61,036      $ 47,237       $ 36,184        $ 5,169(d)       $   199(d)
Average net assets (000)........................     $52,732      $ 44,708       $ 18,779        $ 2,793(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution fees........        1.61%         1.62%          1.75%          2.05%(b)         2.46%(b)
   Expenses, excluding distribution fees........        1.36%         1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss).................        1.35%         1.28%          1.40%         (1.03)%(b)         .75%(b)
Portfolio turnover rate.........................          21%           15%             9%             4%              15%

---------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class A shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights                        PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

                                                                                     Class B
                                                     ------------------------------------------------------------------------
                                                                                                October 1,      September 23,
                                                                                                   1996            1996(c)
                                                             Year Ended October 31,               Through          Through
                                                     --------------------------------------     October 31,     September 30,
                                                       1999          1998         1997(e)          1996             1996
                                                     --------     ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $  18.18      $  18.13       $  16.57        $ 16.47          $ 16.54
                                                     --------     ----------     ----------         -----            -----
Income from investment operations:
Net investment income (loss)....................          .12           .10            .12           (.02)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................         3.94           .43           1.84            .12             (.07)
                                                     --------     ----------     ----------         -----            -----
   Total from investment operations.............         4.06           .53           1.96            .10             (.07)
                                                     --------     ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income............         (.01)         (.08)          (.20)            --               --
Distributions from net realized capital gains...           --          (.40)          (.20)            --               --
                                                     --------     ----------     ----------         -----            -----
   Total distributions..........................         (.01)         (.48)          (.40)            --               --
                                                     --------     ----------     ----------         -----            -----
Net asset value, end of period..................     $  22.23      $  18.18       $  18.13        $ 16.57          $ 16.47
                                                     --------     ----------     ----------         -----            -----
                                                     --------     ----------     ----------         -----            -----
TOTAL RETURN(a).................................        22.34%         3.05%         12.04%           .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $101,043      $ 93,896       $ 87,155        $ 1,922(d)       $   199(d)
Average net assets (000)........................     $ 98,842      $ 98,444       $ 47,584        $   313(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution fees........         2.36%         2.37%          2.50%          2.80%(b)         3.21%(b)
   Expenses, excluding distribution fees........         1.36%         1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss).................          .59%          .53%           .65%         (1.78)%(b)           0%(b)
Portfolio turnover rate.........................           21%           15%             9%             4%              15%

---------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights                        PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

                                                                                     Class C
                                                     -----------------------------------------------------------------------
                                                                                               October 1,      September 23,
                                                                                                  1996            1996(c)
                                                            Year Ended October 31,               Through          Through
                                                     -------------------------------------     October 31,     September 30,
                                                      1999          1998         1997(e)          1996             1996
                                                     -------     ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $ 18.18      $  18.13       $  16.57        $ 16.47          $ 16.54
                                                     -------     ----------     ----------         -----            -----
Income from investment operations:
Net investment income...........................         .11           .10            .12           (.02)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................        3.95           .43           1.84            .12             (.07)
                                                     -------     ----------     ----------         -----            -----
   Total from investment operations.............        4.06           .53           1.96            .10             (.07)
                                                     -------     ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income............        (.01)         (.08)          (.20)            --               --
Distributions from net realized gains...........          --          (.40)          (.20)            --               --
                                                     -------     ----------     ----------         -----            -----
   Total distributions..........................        (.01)         (.48)          (.40)            --               --
                                                     -------     ----------     ----------         -----            -----
Net asset value, end of period..................     $ 22.23      $  18.18       $  18.13        $ 16.57          $ 16.47
                                                     -------     ----------     ----------         -----            -----
                                                     -------     ----------     ----------         -----            -----
TOTAL RETURN(a).................................       22.34%         3.05%         12.04%           .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $18,078      $ 14,271       $ 12,354        $   200(d)       $   199(d)
Average net assets (000)........................     $15,815      $ 14,345       $  7,473        $   202(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution fees........        2.36%         2.37%          2.50%          2.80%(b)         3.21%(b)
   Expenses, excluding distribution fees........        1.36%         1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss).................         .59%          .53%           .65%         (1.78)%(b)           0%(b)
Portfolio turnover rate.........................          21%           15%             9%             4%              15%

---------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights                        PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

                                                                                    Class Z
                                                     ---------------------------------------------------------------------
                                                                                                October 1,      Year Ended
                                                                                                   1996         September
                                                             Year Ended October 31,               Through          30,
                                                     --------------------------------------     October 31,     ----------
                                                       1999          1998         1997(d)          1996            1996
                                                     --------     ----------     ----------     -----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $  18.38      $  18.28       $  16.59       $   16.48       $  15.25
                                                     --------     ----------     ----------     -----------     ----------
Income from investment operations:
Net investment income (loss)....................          .31           .30            .31            (.01)           .22
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................         3.99           .41           1.82             .12           1.20
                                                     --------     ----------     ----------     -----------     ----------
   Total from investment operations.............         4.30           .71           2.13             .11           1.42
                                                     --------     ----------     ----------     -----------     ----------
Less distributions:
Dividends from net investment income............         (.20)         (.21)          (.24)             --           (.19)
Distributions from net realized gains...........           --          (.40)          (.20)             --             --
                                                     --------     ----------     ----------     -----------     ----------
   Total distributions..........................         (.20)         (.61)          (.44)             --           (.19)
                                                     --------     ----------     ----------     -----------     ----------
Net asset value, end of period..................     $  22.48      $  18.38       $  18.28       $   16.59       $  16.48
                                                     --------     ----------     ----------     -----------     ----------
                                                     --------     ----------     ----------     -----------     ----------
TOTAL RETURN(a).................................        23.62%         4.08%         13.13%            .67%          9.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $353,292      $254,577       $237,976       $ 190,428       $188,386
Average net assets (000)........................     $308,917      $258,322       $219,419       $ 191,228       $161,356
Ratios to average net assets:
   Expenses, including distribution fees........         1.36%         1.37%          1.50%           1.80%(b)       1.61%(c)
   Expenses, excluding distribution fees........         1.36%         1.37%          1.50%           1.80%(b)       1.61%(c)
   Net investment income (loss).................         1.59%         1.53%          1.65%           (.78)%(b)      1.58%(c)
Portfolio turnover rate.........................           21%           15%             9%              4%            15%


                                                     1995
                                                  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............   $  14.84
                                                  ----------
Income from investment operations:
Net investment income (loss)....................        .18(c)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................        .66
                                                  ----------
   Total from investment operations.............        .84
                                                  ----------
Less distributions:
Dividends from net investment income............       (.10)
Distributions from net realized gains...........       (.33)
                                                  ----------
   Total distributions..........................       (.43)
                                                  ----------
Net asset value, end of period..................   $  15.25
                                                  ----------
                                                  ----------
TOTAL RETURN(a).................................       5.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................   $136,685
Average net assets (000)........................   $118,927
Ratios to average net assets:
   Expenses, including distribution fees........       1.60%(c)
   Expenses, excluding distribution fees........       1.60%(c)
   Net investment income (loss).................       1.58%(c)
Portfolio turnover rate.........................         20%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies/recoveries, as applicable.
(b) Annualized.
(c) Net of expense subsidy/recovery.
(d) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                            PRUDENTIAL WORLD FUND, INC.
Report of Independent Accountants           PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential World Fund, Inc.--Prudential International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential International Value Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) (formerly Prudential World Fund, Inc.--International Stock Series) at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the two periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated November 27, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 21, 1999
--------------------------------------------------------------------------------
                                       15

                                             PRUDENTIAL WORLD FUND, INC.
Federal Income Tax Information (Unaudited)   PRUDENTIAL INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (October 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1999, dividends of $.15 per share for Class A shares, $.01 per Class B shares, $.01 per Class C shares and $.20 per Class Z shares (representing net investment income and short-term capital gains) which are taxable as ordinary income. The Fund utilized redemptions as distributions in the amount of $.124 of ordinary income for each class of shares.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 1999 the Fund intends on passing through 34% of ordinary income distributions as a foreign tax credit.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
--------------------------------------------------
Prudential International Value Fund vs. the Morgan
Stanley Capital International (MSCI) EAFE Index

Class A
(GRAPH)

Average Annual Total Returns
              As of 10/31/99

With Sales Load
Since Inception       10.86%
One Year              17.14%

Without Sales Load
Since Inception       12.71%
One Year              23.30%

Class B
(GRAPH)

Average Annual Total Returns
              As of 10/31/99

With Sales Load
Since Inception       11.33%
One Year              17.34%

Without Sales Load
Since Inception       11.85%
One Year              22.34%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential International Value Fund (Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East Index (the Index) by portraying the initial account values of Class A, B, C, and Z shares at the commencement of operations, as measured on a quarterly basis, beginning in 1996 for Class A, B, and C shares, and in 1992 for Class Z shares, and at the end of the fiscal year (October 31). For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1999;

Class C
(GRAPH)

Average Annual Total Returns
              As of 10/31/99

With Sales Load
Since Inception       11.48%
One Year              20.12%

Without Sales Load
Since Inception       11.85%
One Year              22.34%

Class Z
Average Annual Total Returns
              As of 10/31/99

Since Inception       14.40%
Five Years            10.55%
One Year              23.62%

(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class     NASDAQ           Cusip
  A       PISAX          743969503
  B       PISBX          743969602
  C        --            743969701
  Z       PISZX          743969800

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
Mercator Asset Management, L.P.
2400 East Commercial Boulevard, Suite 810
Fort Lauderdale, FL 33308

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street, New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF115E3